UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	December 2, 2004

PLATO Learning, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	0-20842	36-3660532
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

10801 Nesbitt Avenue South, Bloomington, Minnesota		55437
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	952-832-1000

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

(a) On December 2, 2004, our Board of Directors amended Sections 6.1 and 6.4 of our By-Laws to allow for the issuance of shares of our capital stock in either certificated or uncertificated form. Prior to the amendment, our By-Laws provided for the issuance of only certificated shares. A copy of our amended By-Laws is filed as Exhibit 3.03 to, and incorporated by reference in, this report.

Item 9.01. Financial Statements and Exhibits.

(c) Exhibits.

3.03 Amended and Restated By-Laws of PLATO Learning, Inc., Amended as of December 2, 2004.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PLATO Learning, Inc.

December 8, 2004	By:	Laurence L. Betterley

Name: Laurence L. Betterley
Title: Senior Vice President and Chief Financial Officer

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Exhibit Index

Exhibit No.	Description

3.03	Amended and Restated By-Laws of PLATO Learning, Inc., Amended as of December 2, 2004.